EXECUTION COPY


                          TENDER AND SUPPORT AGREEMENT

     This TENDER AND SUPPORT AGREEMENT (this "Agreement"), dated as of October 6, 2008, is entered into by and among the entities listed on Schedule I hereto (each, a "Stockholder") and Eli Lilly and Company, an Indiana corporation ("Parent").

     WHEREAS, contemporaneously with the execution of this Agreement, Parent, Alaska Acquisition Corporation, a Delaware corporation (the "Purchaser"), and ImClone Systems Incorporated, a Delaware corporation (the "Company"), are entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), providing, among other things, for (i) an offer by the Purchaser (the "Offer") to purchase all of the outstanding shares of common stock, par value $0.001 per share, of the Company (the "Company Common Stock") and the associated preferred stock purchase rights issued in connection with and subject to the Rights Agreement, dated as of February 15, 2002 and amended on May 4, 2006, between the Company and EquiServe Trust Company, N.A., as Rights Agent (which rights, together with the shares of the Company Common Stock, are hereinafter referred to as the "Shares"), at a price per Share of $70.00 (such amount or any different amount per Share that may be paid pursuant to the Offer, the "Offer Price") and (ii) following the acceptance for payment of Shares pursuant to the Offer, the merger of the Purchaser with and into the Company (the "Merger") pursuant to which all then outstanding Shares will be converted into the right to receive the Offer Price;

     WHEREAS, each Stockholder is the beneficial owner of such number of Shares set forth opposite such Stockholder's name on Schedule I hereto (such Shares, together with any other Equity Interests in the Company beneficially owned by such Stockholder and any other Shares and any other Equity Interests in the Company of which such Stockholder obtains beneficial ownership after the date hereof, being collectively referred to herein as the "Covered Shares" of such Stockholder); and

     WHEREAS, as a condition of and material inducement to Parent's and the Purchaser's willingness to enter into the Merger Agreement, each of the Stockholders has agreed to enter into this Agreement and tender and vote its Covered Shares as described herein.

     NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement and in the Merger Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Certain Definitions. For the purposes of this Agreement, unless the context otherwise requires, capitalized terms used and not otherwise defined in this Agreement shall have the respective meanings ascribed to them in this
Section 1, or if no meaning is ascribed in this Section 1 or elsewhere in this Agreement, then such terms shall have the respective meanings ascribed to them in the Merger Agreement.

          "affiliate" has the meaning set forth in the Merger Agreement; provided, however, that the Company shall be deemed not to be an affiliate of Stockholder for purposes of this Agreement.

          "beneficial ownership" (and related terms such as "beneficially owned" or "beneficial owner") has the meaning set forth in Rule 13d-3 under the Exchange Act.

          "Transfer" means, with respect to any Equity Interest or other security, including the Covered Shares, the direct or indirect transfer, pledge, hypothecation, encumbrance, assignment or other disposition (whether by sale, merger, consolidation, liquidation, dissolution, dividend, distribution or otherwise) of such Equity Interest or other security or the beneficial ownership thereof, the offer to make such a transfer or other disposition, and each option, agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing. As a verb, "Transfer" shall have a correlative meaning.

     2. Stockholder Vote.

          (a) Voting Agreement. At any meeting of the stockholders of the Company, however called, or at any adjournment thereof, or in any other circumstance in which the vote, consent or other approval of the stockholders of the Company is sought (in writing or otherwise), each Stockholder shall, and shall instruct any holder of record of such Stockholder's Covered Shares (except to the extent such Covered Shares have been tendered to Purchaser in the Offer) to, (i) appear at each such meeting or otherwise cause all of such Stockholder's Covered Shares to be counted as present thereat for purposes of calculating a quorum and (ii) vote (or instruct to be voted), or execute and deliver a written consent (or cause a written consent to be executed and delivered) covering, all such Covered Shares (A) in favor of adopting the Merger Agreement (including for the purposes of this Section 2(a), as it may be modified or amended from time to time), and the approval of the Merger and each of the other transactions contemplated by the Merger Agreement and this Agreement and any other matter that must be approved by the stockholders of the Company in order for the transactions contemplated by the Merger Agreement to be consummated, (B) only as directed by Parent, the Purchaser or any Parent Subsidiary with respect to any Acquisition Proposal, (C) only as directed by Parent, the Purchaser or any Parent Subsidiary with respect to any change in the business, management or Board of Directors of the Company (other than as directed by Parent, the Purchaser or any Parent Subsidiary) and (D) only as directed by Parent, the Purchaser or any Parent Subsidiary with respect to any proposal, action or Contract that would (1) impede, frustrate, prevent or nullify any provision of this Agreement, the Merger Agreement or the consummation of the Merger or other transactions contemplated thereby, (2) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of the Company under the Merger Agreement or (3) result in any of the conditions set forth in Article VI or Annex I of the Merger Agreement not being fulfilled or satisfied. Each Stockholder shall not commit or agree to take any action inconsistent with the foregoing.

          (b) Irrevocable Proxy. Solely for the purpose of effecting the votes or consents in Section 2(a), substantially concurrently with the execution of this Agreement, each Stockholder agrees to deliver to Parent a proxy in the form attached as Exhibit A hereto (the "Proxy"), which shall be irrevocable to the extent permitted by applicable Law, covering all of such Stockholder's Covered Shares. Parent agrees not to exercise the Proxy for any other purpose. Each Stockholder hereby represents to Parent that any proxies heretofore given in respect of such Covered Shares are not irrevocable and that any such proxies are hereby revoked, and such Stockholder agrees to promptly notify the Company of such revocation. Each Stockholder hereby affirms that the Proxy is given in connection with the execution of the Merger Agreement and that the Proxy is given to secure the performance of the duties of such Stockholder under this Agreement. Each Stockholder hereby further affirms that the Proxy is coupled with an interest and may under no circumstances be revoked. Each Stockholder hereby ratifies and confirms all that the Proxy may lawfully do or cause to be done by virtue hereof. Without limiting the generality of the foregoing, the Proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212 of the Delaware General Corporation Law. For the avoidance of doubt, if for any reason the Proxy is not irrevocable, each Stockholder agrees to continue to vote its Covered Shares in accordance with Section 2(a) hereof.

     3. Agreement to Tender. Each Stockholder shall validly tender (and shall not withdraw), pursuant to and in accordance with the terms of the Offer and the Offer Documents, such Stockholder's Covered Shares into the Offer. In furtherance, and without limiting the generality, of the foregoing, on or prior to the Expiration Date, each Stockholder shall (i) deliver or cause to be delivered to the depositary designated in the Offer Documents (A) a letter of transmittal with respect to its Covered Shares in the form included in the Offer Documents and otherwise complying with the terms of the Offer, (B) any certificates representing its Covered Shares and (C) any and all other documents or instruments required to be delivered pursuant to the terms of the Offer or the Offer Documents, (ii) instruct and cause any other Person who is the holder of record of any Covered Shares beneficially owned by such Stockholder (including such Stockholder's broker) to validly tender (and not withdraw, unless either the Offer or this Agreement terminates pursuant to Section 7 hereof) such Covered Shares pursuant to and in accordance with the terms and conditions of the Offer and the Offer Documents and (iii) take any and all other actions reasonably necessary to accomplish the foregoing.

     4. No Disposition or Solicitation.

          (a) No Disposition or Adverse Act. Stockholder hereby covenants and agrees that, except as contemplated by this Agreement, the Merger Agreement and the Offer Documents, each Stockholder shall not (i) offer to Transfer, Transfer or consent to any Transfer of any or all of its Covered Shares or any interest therein without the prior written consent of Parent, (ii) enter into any Contract with respect to any Transfer of any of its Covered Shares or any interest therein, (iii) grant any proxy, power-of-attorney or other authorization or consent in or with respect to any of its Covered Shares, (iv) deposit any of its Covered Shares into a voting trust or enter into a voting agreement or arrangement with respect to any of its Covered Shares or (v) take any other action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect in any material respect or in any way restrict, limit or interfere in any material respect with the performance of such Stockholder's obligations hereunder or the transactions contemplated hereby or by the Merger Agreement; provided, that nothing in this Section 4(a) shall restrict or prohibit (x) the transfer of Covered Shares between and among accounts that are controlled by the Stockholder, if at all times such accounts hold Covered Shares, and which do not place prohibitions or restrictions on the ability of such Stockholder to perform any of its agreements or obligations hereunder or
     (y) the transfer of Covered Shares to any affiliate of the Stockholder who executes a similar Tender and Support Agreement. Any attempted Transfer of Covered Shares or any interest therein in violation of this Section 4(a) shall be null and void.

          (b) Non-Solicitation. Each Stockholder hereby agrees that Stockholder shall not, and shall not authorize its representatives and agents (including its investment bankers, attorneys and accountants) (collectively, its "Representatives") to, directly or indirectly, (i) initiate, solicit or knowingly facilitate or encourage (including by way of providing information) the submission of any inquiries, proposals or offers or any other efforts or attempts that constitute, or may reasonably be expected to lead to, any Acquisition Proposal or engage in any discussions or negotiations with respect thereto, (ii) approve or recommend, or publicly propose to approve or recommend, any Acquisition Proposal, (iii) make any statement or proposal inconsistent with the Company Board Recommendation or (iv) enter into any merger agreement, letter of intent, agreement in principle, share purchase agreement, asset purchase agreement, share exchange agreement, option agreement or other similar Contract relating to an Acquisition Proposal or enter into any Contract or agreement in principle requiring such Stockholder to abandon, terminate or breach its obligations hereunder or fail to consummate the transactions contemplated hereby. Each Stockholder shall immediately cease and cause to be terminated any solicitation, encouragement, discussion or negotiation with any Persons conducted theretofore by such Stockholder or any of its Representatives with respect to any Acquisition Proposal. Each Stockholder shall promptly notify Parent in writing of any Acquisition Proposal (and in any event less than 24 hours following the receipt of such Acquisition Proposal), such notice to include the identity of any Person approaching such Stockholder with an Acquisition Proposal, and a copy of any such Acquisition Proposal (or, where no such copy is available, a reasonably detailed description of such Acquisition Proposal), including any modifications thereto. Any violation of the foregoing restrictions by a Stockholder or any of its Representatives shall be deemed to be a material breach of this Agreement by such Stockholder.

     5. Waiver of Appraisal and Dissenters' Rights and Actions. Each Stockholder hereby (i) waives and agrees not to exercise any rights of appraisal or rights to dissent from the Merger that Stockholder may have and (ii) agrees not to commence or participate in, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, the Purchaser, the Company or any of their respective successors relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the Offer or the Merger, including any claim (x) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (y) alleging a breach of any fiduciary duty of the Board of Directors of the Company in connection with the Merger Agreement or the transactions contemplated thereby.

     6. Representations and Warranties of Stockholder. Each Stockholder hereby represents and warrants to Parent as follows:

          (a) Title. Such Stockholder is the sole record or beneficial owner of the Shares set forth opposite such Stockholder's name on Schedule I. Such Shares constitute all of the capital stock and any other Equity Interests in the Company owned of record or beneficially by such Stockholder on the date hereof and except for such Shares, such Stockholder is the beneficial owner of, or has any right to acquire (whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing), any Shares or any other Equity Interests in the Company. Such Stockholder has sole voting power and sole power of disposition with respect to the matters set forth in this Agreement, in each case with respect to all of the Shares set forth opposite such Stockholder's name on Schedule I with no limitations, qualifications or restrictions on such rights, subject to applicable securities Laws and the terms of this Agreement. Except as permitted by this Agreement, such Shares and any certificates representing such Shares, are now, and at all times during the term hereof will be, held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of any and all liens, pledges, claims, options, proxies, voting trusts or agreements, security interests, understandings or arrangements or any other encumbrances whatsoever on title, transfer or exercise of any rights of a stockholder in respect of such Shares (other than as created by this Agreement or under the terms of margin or prime brokerage accounts in which such Shares are held that do not prohibit or restrict the ability of the Stockholder to perform its obligations hereunder and that would not be applicable to the Shares from and after the tender of such Shares in the Offer) (collectively, "Liens").

          (b) Organization and Qualification. Such Stockholder, if not an individual, is a legal organization duly organized and validly existing in good standing under the Laws of the jurisdiction of its organization.

          (c) Authority. Such Stockholder has all necessary power and authority and legal capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby, and no other proceedings or actions on the part of such Stockholder are necessary to authorize the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

          (d) Due Execution and Delivery. This Agreement has been duly and validly executed and delivered by such Stockholder and, assuming due authorization, execution and delivery hereof by Parent, constitutes a legal, valid and binding agreement of Stockholder, enforceable against such Stockholder in accordance with its terms. If such Stockholder is married, and any of the Covered Shares constitute community property or spousal approval is otherwise necessary for this Agreement to be legal, binding and enforceable, this Agreement has been duly authorized, executed and delivered by, and constitutes the legal, valid and binding obligation of, such Stockholder's spouse, enforceable in accordance with its terms.

          (e) No Filings; No Conflict or Default. No filing with, and no permit, authorization, consent or approval of, any Governmental Entity or any other Person is necessary for the execution and delivery of this Agreement by such Stockholder, the consummation by such Stockholder of the transactions contemplated hereby or the compliance by such Stockholder with the provisions hereof. None of the execution and delivery of this Agreement by such Stockholder, the consummation by such Stockholder of the transactions contemplated hereby or compliance by such Stockholder with any of the provisions hereof will (i) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, modification or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, permit, Contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind, including any voting agreement, proxy arrangement, pledge agreement, shareholders agreement or voting trust, to which such Stockholder is a party or by which such Stockholder or any of Stockholder's properties or assets may be bound, (ii) violate any judgment, order, writ, injunction, decree or award of any court, administrative agency or other Governmental Entity that is applicable to such Stockholder or any of such Stockholder's properties or assets, (iii) constitute a violation by such Stockholder of any Law or regulation of any jurisdiction,
     (iv) render Section 203 of the DGCL, or any other state takeover statute or similar statute or regulation, applicable to the Merger, the Offer or any other transaction involving Parent, the Purchaser or any Parent Subsidiary or (v) to the extent such Stockholder is not an individual, contravene or conflict with such Stockholder's organizational documents, in each case, except for any conflict, breach, default or violation described which would not adversely effect in any material respect the ability of such Stockholder to perform its obligations hereunder or consummate the transactions contemplated hereby.

          (f) No Litigation. There is no suit, claim, action, investigation or proceeding pending or, to the knowledge of such Stockholder, threatened against such Stockholder at Law or in equity before or by any Governmental Entity that could reasonably be expected to impair the ability of such Stockholder to perform its obligations hereunder or consummate the transactions contemplated hereby.

          (g) No Fees. No broker, investment banker, financial advisor or other Person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder.

          (h) Receipt; Reliance. Such Stockholder has received and reviewed a copy of the Merger Agreement. Such Stockholder understands and acknowledges that Parent and the Purchaser are entering into the Merger Agreement in reliance upon such Stockholder's execution, delivery and performance of this Agreement.

     7. Termination. The term (the "Term") of this Agreement and the Proxy granted pursuant hereto, with respect to any Stockholder, shall commence on the date hereof and shall terminate upon the earliest of (i) the mutual written agreement of Parent and such Stockholder, (ii) the Effective Time, (iii) the termination of the Merger Agreement in accordance with its terms, (iv) the acquisition by Parent of all of the Covered Shares, whether pursuant to the Offer or otherwise, (v) the termination of the Offer prior to the Acceptance Time and (vi) the Company having effected a Change in Board Recommendation pursuant to and in accordance with Section 5.4 of the Merger Agreement; provided that nothing herein shall relieve any party hereto from liability for any breach of this Agreement and Sections 7 and 9 shall survive any termination of this Agreement. Upon termination of this Agreement, any Covered Shares tendered into the Offer prior to such termination may be withdrawn from the Offer.

     8. No Limitation. Nothing in this Agreement shall be construed to prohibit any Stockholder or any of such Stockholder's Representatives who is an officer or member of the Board of Directors of the Company from taking any action in his or her capacity as an officer or member of the Board of Directors of the Company or, subject to the limitations set forth in the Merger Agreement, from taking any action with respect to any Acquisition Proposal as an officer or member of such Board of Directors.

     9. Miscellaneous.

          (a) Entire Agreement. This Agreement (together with Schedule I and Exhibit A) and the Proxy constitute the entire agreement of the parties and supersede all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

          (b) Reasonable Efforts. Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate and make effective the transactions contemplated hereby. At the other party's reasonable request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated hereby. Without limiting the foregoing, each Stockholder shall execute and deliver to Parent and any of its designees any additional proxies, including with respect to any Covered Shares acquired after the date hereof, reasonably requested by Parent in furtherance of this Agreement.

          (c) No Assignment. This Agreement shall not be assigned by operation of Law or otherwise without the prior written consent of the Stockholders (in the case of any assignment by Parent) or Parent (in the case of an assignment by any Stockholder); provided that Parent may assign any of its rights and obligations hereunder, in whole or in part, to the Purchaser or any other Parent Subsidiary, but no such assignment shall relieve Parent of its obligations hereunder.

          (d) Binding Successors. Without limiting any other rights Parent may have hereunder in respect of any Transfer of the Covered Shares, each Stockholder agrees that this Agreement and the Proxy and the obligations hereunder and thereunder shall attach to the Covered Shares beneficially owned by such Stockholder and its affiliates and shall be binding upon any Person to which legal or beneficial ownership of such Covered Shares shall pass, whether by operation of Law or otherwise, including such Stockholder's heirs, guardians, administrators or successors.

          (e) Amendments. This Agreement may not be amended, changed, supplemented or otherwise modified except by an instrument in writing signed on behalf of Parent and each Stockholder against whom such amendment, change, supplement or modification is sought to be enforced.

          (f) Notice. Any notices or other communications required or permitted under, or otherwise given in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (i) when delivered or sent if delivered in Person or sent by facsimile transmission (provided confirmation of facsimile transmission is obtained), (ii) on the fifth Business Day after dispatch by registered or certified mail, (iii) on the next Business Day if transmitted by national overnight courier or (iv) on the date delivered if sent by email (provided confirmation of email receipt is obtained), in each case as follows:

          If to the Stockholders:

          At the  respective  addresses  and  facsimile  numbers  set  forth  on
          Schedule I hereto.

               Copy to:
               Icahn Associates Corp.
               Law Department
               767 Fifth Avenue, 47th Floor
               New York, NY  10153
               Telephone:       (212) 702-4388
               Facsimile:       (212) 688-1158
               Attention:       Keith Schaitkin

               If to Parent:

               c/o Eli Lilly and Company
               Lilly Corporate Center
               Indianapolis, Indiana 46285 USA
               Telephone:       (317) 276-2000
               Facsimile:       (317) 433-3000
               Attention:       General Patent CounselCopy to:

               Latham & Watkins LLP
               885 Third Avenue
               New York, New York 10022
               Tel:  (212) 906-1770
               Fax:  (212) 751-4864
               Attention:  M. Adel Aslani-Far
               Email:  adel.aslanifar@lw.com


          (g) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

          (h) Remedies. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at Law or in equity shall be cumulative and not alternative, and the exercise of any such right, power or remedy by any party hereto shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

          (i) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at Law or in equity, or to insist upon compliance by any other party hereto with such party's obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of such party's right to exercise any such or other right, power or remedy or to demand such compliance.

          (j) No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

          (k) Governing Law. This Agreement, and all matters arising hereunder or in connection herewith, shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without regard to Laws that may be applicable under conflicts of Laws principles (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

          (l) Submission to Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any Delaware State court, or Federal court of the United States of America, sitting in Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding except in such courts, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in such Delaware State court or, to the extent permitted by Law, in such Federal court, (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such Delaware State or Federal court, and (iv) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such Delaware State or Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9(f). Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by Law.

          (m) Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS,
     (II) IT UNDERSTANDS  AND HAS CONSIDERED THE  IMPLICATIONS  OF SUCH WAIVERS,
     (III) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9(m).

          (n) Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled, without the securing or posting of any bond, guarantee or other undertaking, to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at Law or in equity. In any action for specific performance, the parties will waive the defense of adequacy of a remedy at law.

          (o) Interpretation. Each party hereto has participated in the drafting of this Agreement, which each party acknowledges is the result of extensive negotiations between the parties. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision. For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders. As used in this Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation." Except as otherwise indicated, all references in this Agreement to "Sections," "Exhibits," "Annexes" and "Schedules" are intended to refer to Sections of this Agreement and Exhibits, Annexes and Schedules to this Agreement. All references in this Agreement to "$" are intended to refer to U.S. dollars. Unless otherwise specifically provided for herein, the term "or" shall not be deemed to be exclusive.

          (p) Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

          (q) Expenses. Except as otherwise provided herein, all costs and expenses incurred by the parties hereto shall be borne solely and entirely by the party which has incurred the same.

          (r) No Ownership Interest. Nothing contained in this Agreement shall be deemed, upon execution, to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Stockholders, and Parent shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of the Company or exercise any power or authority to direct any Stockholder in the voting of any of the Covered Shares, except as otherwise provided herein.

                            [Signature page follows.]

          IN WITNESS WHEREOF, Parent and Stockholder have caused this Agreement to be duly executed as of the day and year first above written.


                                          ELI LILLY AND COMPANY


                                          By:  /s/ Gino Santini
                                               ----------------
                                               Name: Gino Santini
                                               Title:  Senior Vice President



                                          BARBERRY CORP.


                                          By:  /s/ Gail Golden
                                               ---------------
                                               Name:  Gail Golden
                                               Title:  Vice President



                                          HIGH RIVER LIMITED PARTNERSHIP
                                          By: Hopper Investments LLC,
                                              its general partner
                                            By: Barberry Corp., its sole member


                                              By:  /s/ Gail Golden
                                                   ---------------
                                                   Name:  Gail Golden
                                                   Title:  Vice President

                                   SCHEDULE I


NAME AND CONTACT INFORMATION                                  NUMBER OF SHARES
FOR STOCKHOLDER                                               BENEFICIALLY OWNED
----------------------------                                  ------------------

Barberry Corp.                                                      900,800
445 Hamilton Avenue
Suite 1210
White Plains, NY  10601


High River Limited Partnership                                    6,205,134
445 Hamilton Avenue
Suite 1210
White Plains, NY  10601

                                    EXHIBIT A

                            FORM OF IRREVOCABLE PROXY

     The undersigned stockholder ("Stockholder") of ImClone Systems Incorporated, a Delaware corporation (the "Company"), hereby (i) irrevocably grants to, and appoints, Eli Lilly and Company, a Delaware corporation
("Parent"), and any person designated in writing by Parent, and each of them individually, Stockholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of Stockholder, to vote all of the Covered Shares or grant a consent or approval in respect of the Covered Shares, in accordance with the terms of this Proxy and (ii) revokes any and all proxies heretofore given in respect of the Covered Shares.

     This Proxy is granted pursuant to that certain Tender and Support Agreement, dated as of the date hereof, by and among Parent, Stockholder and certain other stockholders of the Company named therein (the "Support Agreement"). For the purposes of this Proxy, "Covered Shares" means (i) all shares of common stock, par value $0.001 per share, of the Company ("Company Common Stock") and the associated preferred stock purchase rights issued in connection with and subject to the Rights Agreement, dated as of February 15, 2002 and amended on May 4, 2006, between the Company and EquiServe Trust Company, N.A., as Rights Agent and any other equity interests in the Company which are beneficially owned by Stockholder or any of its affiliates as of the date hereof and (ii) all shares of Company Common Stock and any other equity interests in the Company which are beneficially owned by Stockholder or any of its affiliates and are acquired after the date hereof and prior to the termination of the Support Agreement. The Covered Shares as of the date hereof are set forth on the signature page hereof. This Proxy shall terminate and be of no further force and effect immediately upon termination of the Support Agreement.

     Stockholder hereby affirms that the irrevocable proxy set forth in this Proxy is given in connection with the execution of that certain Agreement and Plan of Merger (the "Merger Agreement"), dated as of the date hereof, by and among Parent, Alaska Acquisition Corporation, a Delaware corporation (the "Purchaser"), and the Company, providing, among other things, for (i) an offer by the Purchaser to purchase all of the outstanding shares of Company Common Stock and the associated Company Rights (as defined in the Merger Agreement) and
(ii) following the acceptance for payment of shares of Company Common Stock and the associated Company Rights pursuant to the Offer, the merger of the Purchaser with and into the Company (the "Merger"), and that such irrevocable proxy is given to secure the performance of the duties of Stockholder under the Support Agreement. Stockholder hereby further affirms that the irrevocable proxy set forth in this Proxy is coupled with an interest and may under no circumstances be revoked. Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Without limiting the generality of the foregoing, this Proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212 of the Delaware General Corporation Law.

     The attorneys-in-fact and proxies named above are hereby authorized and empowered by the undersigned at any time after the date hereof and prior to the termination of the Support Agreement to act as the undersigned's attorney-in-fact and proxy to vote the Covered Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Covered Shares (including, without limitation, the power to execute and deliver written consents), at every annual, special, adjourned or postponed meeting of the stockholders of the Company and in every written consent in lieu of such a meeting:

     (A) in favor of adopting the Merger Agreement (including for the purposes of this Proxy, as it may be modified or amended from time to time), and the approval of the Merger and each of the other transactions contemplated by the Merger Agreement and the Support Agreement and any other matter that must be approved by the stockholders of the Company in order for the transactions contemplated by the Merger Agreement to be consummated,

     (B) in favor of any adjournment or postponement recommended by the Company with respect to any stockholder meeting with respect to the Merger Agreement and the Merger,

     (C) against any Acquisition Proposal or any agreements, arrangements, commitments, understandings, contracts, leases (whether for real or personal property), powers of attorney, notes, bonds, mortgages, indentures, deeds of trust, loans, evidences of indebtedness, purchase orders, letters of credit, settlement agreements, franchise agreements, undertakings, covenants not to compete, employment agreements, licenses, instruments, obligations, commitments, understandings, policies, purchase and sales orders, quotations or other commitments (collectively, "Contracts") relating to an Acquisition Proposal,

     (D) against any reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company (other than the Merger),

     (E) against any change in the business, management or Board of Directors of the Company (other than as directed by Parent, the Purchaser or any Parent Subsidiary); and

     (F) against any proposal, action or Contract that would (1) impede, frustrate, prevent or nullify any provision of the Support Agreement, the Merger Agreement or the Merger, (2) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of the Company under the Merger Agreement, (3) result in any of the conditions set forth in Article VI or Annex I of the Merger Agreement not being fulfilled or satisfied or (4) except as expressly contemplated by the Merger Agreement, change in any manner the dividend policy or capitalization of, including the voting rights of any class of equity interests in, the Company.

     Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.


Dated: [________]




                                          BARBERRY CORP.

                                          By:___________________________________
                                               Name:
                                               Title:


                                          Shares:  900,800





                            [Signature Page to Proxy]

Dated: [________]


                                          HIGH RIVER LIMITED PARTNERSHIP
                                          By: Hopper Investments LLC,
                                              its general partner

                                            By: Barberry Corp., its sole member


                                              By:  _____________________________
                                                     Name:
                                                     Title:


                                          Shares:  6,205,134





                            [Signature Page to Proxy]